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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 16, 2003

Main Street Banks, Inc.
(Exact Name of Registrant as Specified in Charter)

Georgia (State of Incorporation)	000-25128 (Commission File No.)	58-2104977 (IRS Employer Identification No.)

676 Chastain Road, Kennesaw, Georgia 30144
(Address of Principal Executive Offices, including Zip Code)

(770) 422-2888
(Registrant's Telephone Number, including Area Code)

Item 5. Other Events.

        On April 16, 2003 Main Street Banks, Inc. (the "Registrant") issued a press release announcing the results of the first quarter of 2003. A Copy of the press release issued by the Registrant is filed herewith as Exhibits 99.1 and is incorporated herein by reference.

Item 7. Financial Statement and Exhibits.

(c)
Exhibits

99.1
Press Release of Registrant, dated April 16, 2003, announcing 2003 first quarter results.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 16, 2003	MAIN STREET BANKS, INC.
	By:	/s/ Edward C. Milligan Edward C. Milligan Chairman and Chief Executive Officer

Exhibit Index

Exhibit Number	Description of Document
99.1	Press Release of Registrant, dated April 16, 2003, announcing 2003 first quarter results

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  Item 5. Other Events.
  Item 7. Financial Statement and Exhibits.
SIGNATURES
Exhibit Index